UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2005

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Maryland (State or other jurisdiction of Incorporation)	001-32447 (Commission File Number)	30-0228584 (I.R.S. Employer Identification No.)
4860 Cox Road, Suite 300 Glen Allen, Virginia (Address of principal executive offices)		23060 (Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    [   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-(c))

Item 1.01. Entry into Material Definitive Agreement

Effective July 14, 2005, Mark D. Rogers, Senior Vice President and Corporate Strategies Director, resigned from the Company. In connection with Mr. Rogers’ departure, on July 15, 2005, the Company and Mr. Rogers entered into a severance agreement (“Severance Agreement”) that provides for (i) the payment of severance pay equal to $356,302 in 24 equal bi-weekly installments; (ii) 12 months of health insurance coverage; (iii) six months of employment transition services; (iv) certain obligations of Mr. Rogers including non-competition and non-solicitation; and (v) a general release. The Severance Agreement is subject to a statutory right of revocation by Mr. Rogers, and if not revoked will be effective July 22, 2005. A copy of the Severance Agreement is attached hereto as Exhibit 10.1.

On July 15, 2005, the Company issued a press release announcing Mr. Rogers’ resignation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 1.02. Termination of a Material Definitive Agreement

Effective July 15, 2005, Bradley D. Adams separated from service as Executive Vice President, Capital Markets, of the Company. Pursuant to Mr. Adams’ Amended and Restated Employment Agreement dated as of September 13, 2004, a copy of which was filed with a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 30, 2004 (the “Employment Agreement”), Mr. Adams is entitled to severance pay at his election of either (i) in the form of monthly payments in an amount equal to 1/12th of the sum of (A) his annual base salary of $250,000 plus (B) 100% of his target bonus for 2005 of $250,000 (100% of his base salary), less deductions required by law payable in accordance with the Company’s normal payroll practices, for twelve months following his separation from service or (ii) if Mr. Adams executes and delivers a general release, a lump sum payment of the entire severance payment amount described in (i). Also, pursuant to the Employment Agreement, all unvested restricted stock units previously awarded to Mr. Adams under the Company’s 2001 Stock Incentive Plan were accelerated and became vested upon Mr. Adams’ separation from service to the Company.

On July 15, 2005, the Company issued a press release announcing Mr. Adams’ separation from service. A copy of the press release is attached hereto as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 15, 2005	SAXON CAPITAL, INC. By: /s/Robert B. Eastep Robert B. Eastep Executive Vice President, Chief Financial Officer

Exhibit No.      Description

10.1	Severance Agreement between Saxon Capital, Inc. and Mark D. Rogers dated July 15, 2005.
99.1	Press Release dated July 15, 2005.